Investment in an Associate - Schedule of Reconciliation of Financial Information Presented to Carrying Amount (Details) - Financial Information Presented [Member] - USD ($) $ in Thousands	12 Months Ended
	Mar. 30, 2024	Mar. 31, 2025	Mar. 31, 2024
Schedule of Equity Method Investments [Line Items]
Net assets			$ 316
Group’s equity interest			24.90%
Group’s share of net assets			$ 79
Goodwill			175
Company value			254
Disposal	$ (254)
Carrying value			$ 254